     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (E) OR (F) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO., OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF DESIGNATION.

DPD AO-PIK-1                                                      64,646 shares
                          Dobson Communications Corporation
               INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA
                                                                CUSIP 256069204

     THIS CERTIFIES THAT CEDE & CO.

is the owner of Sixty-Four Thousand, Six Hundred Forty-Six and No/100's (64,646)

     FULLY PAID AND NONASSESSABLE SHARES OF 12 1/4% SENIOR EXCHANGEABLE PREFERRED STOCK OF THE PAR VALUE OF ONE DOLLAR ($1.00) EACH OF

                          DOBSON COMMUNICATIONS CORPORATION

transferable on the books of the Corporation only by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto, including the Certificate of Designation for the Preferred Stock, to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: December 23, 1998

Countersigned and Registered:                   [SEAL]
United States Trust Company of New York                 /s/ Everett R. Dobson
Transfer Agent and Registrar                            -----------------------
                                                        Everett R. Dobson
                                                        Chief Executive Officer
                                                        and President

By  /s/ Louis P. Young
  ----------------------------
    Authorized Officer
                                                        /s/ Bruce R. Knooihuizen
                                                        ------------------------
                                                        Bruce R. Knooihuizen
                                                        Chief Financial Officer
                                                        and Vice President

     The following abbreviations, when used in the inscription on the face of the within Preferred Stock, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  -   as tenants in common                  UNIF GIFT MIN ACT ________________, Custodian for ______________
TEN ENT  -   as tenants by the entireties                                (Cust)                         (Minor)
JT TEN   -   as joint tenants with right of
             survivorship and not as tenants
             in common                             under Uniform Gifts to Minors Act of ___________________________
                                                                                                 (State)

        Additional abbreviations may also be used though not in the above list

                 ----------------------------------------------------


     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

INSERT TAXPAYER IDENTIFICATION NO.

------------------------------------------


------------------------------------------

--------------------------------------------------------------------------------
   Please print or typewrite name and address including zip code of assignee


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the within Preferred Stock and all rights thereunder, hereby irrevocably constituting and appointing

_____________________________________________________________________ attorney to transfer said Preferred Stock on the books of the Corporation with full power of substitution in the premises.

     In connection with any transfer of this Preferred Stock occurring prior to the date which is the earlier of (i) the date of a registration statement with respect to resales of the Preferred Stock is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:
                                                                    [Check One]

/ / (a) this Preferred Stock is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

/ / (b) this Preferred Stock is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Preferred Stock and the Certificate of Designation.

If none of the foregoing boxes is checked, the Transfer Agent shall not be obligated to register this Preferred Stock in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Certificate of Designation shall have been satisfied.
Date: ________________ ____
                                       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Preferred Stock for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Corporation as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date: ________________ ____
                                                  NOTICE:  To be executed by an
                                                  executive officer

                          OPTION OF HOLDER TO ELECT PURCHASE

/ / If you want to elect to have this Preferred Stock purchased in its entirety by the Corporation pursuant to paragraph (h) of the Certificate of Designation, check the box:

/ / If you want to elect to have only a portion of the shares of Preferred Stock represented by this Certificate purchased by the Corporation pursuant to paragraph (h) of the Certificate of Designation, state the number of shares to be purchased: _____________

Date: ________________ ____   Your Signature: _________________________________
                                              (Sign exactly as name appears on
                                               the reverse side of this
                                               certificate)

Signature Guarantee: ___________________________________________________________
                     (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)